UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08201

AllianceBernstein Greater China ‘97 Fund, Inc.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas,

New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2011

Date of reporting period: January 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein
Greater China ’97 Fund

January 31, 2011

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

March 14, 2011

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Greater China ‘97 Fund (the “Fund”) for the semi-annual reporting period ended January 31, 2011.

Investment Objective and Policies

The Fund’s investment objective is long-term capital appreciation through investment of at least 80% of its total assets in equity securities of Greater China companies. Under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in equity securities of Greater China companies, which are companies in China, Hong Kong and Taiwan. Of these countries, the Fund expects to invest a significant portion of its assets, which may be greater than 50%, in Hong Kong companies and may invest all of its assets in Hong Kong companies or companies of either of the other Greater China countries. The Fund also may invest in convertible securities and equity-linked debt securities issued or guaranteed by Greater China companies or Greater China Governments, their agencies, or instrumentalities. In addition to investing in equity securities of Greater China companies, the Fund may invest up to 20% of its total assets in (i) debt securities issued or guaranteed by Greater China companies or by Greater China Governments, their agencies or instrumentalities and (ii) equity or debt securities issued by issuers other than Greater China companies. The Fund may invest in short- or long-term fixed income securities and will invest only in investment-grade securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. AllianceBernstein L.P. (the “Adviser”) may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) Golden Dragon Index (net and gross) and to the Lipper China Region Funds Average (the “Lipper Average”). The MSCI Golden Dragon Index is a composite index consisting of equity securities of companies based in China, Hong Kong and Taiwan. These are the countries in which the great majority of the Fund’s securities are located. Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	1

The Fund underperformed the benchmark and Lipper Average for the six- and 12-month periods ended January 31, 2011, without sales charges, although it posted solidly positive returns. Underperformance for the six-month period ended January 31, 2011 was attributable to negative security selection, particularly in the industrials sector. The industrials sector posted strong returns and not owning some of these top-performing stocks detracted. Contributing to returns was stock selection in the consumer discretionary sector. Cash holdings in a rising market also detracted from performance.

Underperformance for the 12-month period ended January 31, 2011 was attributable to negative security selection, particularly in the industrials and financials sectors. Financials faltered as a result of investor anxiety about China’s interest-rate policy. During the last four months of 2010, the People’s Bank of China (“PBOC”) ramped up its campaign to tighten excess liquidity with a number of policy measures. In October, the central bank increased the benchmark rate, tightened the reserve ratio requirement for banks twice during November and again at the end of December, and finally a 25-basis point increase in the benchmark one-year loan and deposit rates on December 25. Stock selection contributed in the consumer discretionary sector. Again, cash holdings in a rising market detracted from performance.

The Fund did not utilize derivatives or leverage during the reporting period.

Market Review and Investment Strategy

The shift towards sustainable economic growth should be positive for growth stocks. In the view of the Fund’s management team, the Hong Kong/China Portfolio Oversight Group (the “Team”), as fewer companies are able to exceed expectations, the serial outperformers can expect to be rewarded with superior share price gains, which should benefit the Fund, as it strives to uncover the relatively few stocks with underestimated earnings power.

The tightening bias in Chinese economic policy has created some market ripples. A close examination of the details and motivations for the policy adjustment suggests that excessive worry would be a misreading of the situation. Macro barometers, such as the Purchasing Managers Index, fixed asset investment and industrial production, are running at healthy double-digit rates on an annualized basis, while the broad economy is expanding at a high single digit pace.

Even after interest rate increases during 2010, real interest rates in China remain negative. The US Federal Reserve’s quantitative easing push is likely to drive more international capital into China and potentially heat up an already warm housing market in the country’s Tier-I cities. Pre-emptively moving against these price pressures through interest rate rises, short-term bill issuance and specific measures to rein in liquidity is a reasonable response by the People’s Bank of China, in the Team’s view.

2	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Taiwan’s economy has already moved into a steadier state, but Hong Kong authorities, like their Chinese counterparts, are taking action to quell segments of the property market that have become overheated. Rocketing prices in Hong Kong’s luxury market are having a knock-on effect to the mass market, and dampening this is now a policy priority.

Greater China equities are also making the transition towards a slower pace of earnings growth. The magnitude of earnings improvements achieved in the past two years after the global financial crisis is likely to moderate, and therefore companies with earnings beating expectations are likely to see strong relative outperformance, in the view of the Team.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) Golden Dragon Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. MSCI Golden Dragon Net Index (free float-adjusted market capitalization) represents the equity market performance in the China region. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. For the six- and 12-month periods ended January 31, 2011, the Lipper Average consisted of 85 and 79 funds, respectively. These funds have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Non-US securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. Investments in issuers located in a particular country or geographic region may have more risk because of particular market factors affecting that country or region, including political instability or unpredictable economic conditions. Portfolios that hold a smaller number of securities may be more volatile than more diversified portfolios, since gains or losses from each security will have a greater impact on the portfolio’s overall value. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED JANUARY 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Greater China ‘97 Fund
Class A	13.27%	21.01%

Class B*	12.88%	20.17%

Class C	12.83%	20.14%

Advisor Class**	13.42%	21.42%

MSCI Golden Dragon Index (net)	16.99%	23.88%

MSCI Golden Dragon Index (gross)	17.08%	24.27%

Lipper China Region Funds Average	15.83%	24.97%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

**  Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	21.01%	15.88%
5 Years	11.51%	10.54%
10 Years	10.65%	10.17%

Class B Shares
1 Year	20.17%	16.17%
5 Years	10.70%	10.70%
10 Years(a)	10.04%	10.04%

Class C Shares
1 Year	20.14%	19.14%
5 Years	10.72%	10.72%
10 Years	9.85%	9.85%

Advisor Class Shares†
1 Year	21.42%	21.42%
5 Years	11.83%	11.83%
10 Years	11.00%	11.00%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.88%, 2.67%, 2.64% and 1.63% for Class A, Class B, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as its NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2010)
SEC Returns

Class A Shares
1 Year	6.31%
5 Years	13.31%
10 Years	10.67%

Class B Shares
1 Year	6.26%
5 Years	13.49%
10 Years(a)	10.51%

Class C Shares
1 Year	9.29%
5 Years	13.52%
10 Years	10.35%

Advisor Class Shares†
1 Year	11.38%
5 Years	14.64%
10 Years	11.51%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value August 1, 2010		Ending Account Value January 31, 2011		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,132.68	$1,015.32	$10.54	$9.96
Class B	$1,000	$1,000	$1,128.85	$1,011.54	$14.54	$13.74
Class C	$1,000	$1,000	$1,128.35	$1,011.70	$14.38	$13.59
Advisor Class	$1,000	$1,000	$1,134.23	$1,016.79	$8.98	$8.49
*	Expenses are equal to the classes’ annualized expense ratios of 1.96%, 2.71%, 2.68% and 1.67%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Fund Expenses

PORTFOLIO SUMMARY

January 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $63.9

*	All data are as of January 31, 2011. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	9

Portfolio Summary

TEN LARGEST HOLDINGS*

January 31, 2011 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
CNOOC Ltd.	$3,759,542	5.9%
Industrial & Commercial Bank of China – Class H	3,448,697	5.4
Taiwan Semiconductor Manufacturing Co., Ltd.	2,903,849	4.5
China Mobile Ltd.	2,463,991	3.9
Sun Hung Kai Properties Ltd.	2,334,172	3.6
Cheung Kong Holdings Ltd.	2,208,553	3.5
China Construction Bank Corp. – Class H	2,029,936	3.2
Hon Hai Precision Industry Co., Ltd.	1,626,612	2.5
China Life Insurance Co., Ltd. – Class H	1,579,287	2.5
Delta Electronics, Inc.	1,522,206	2.4
	$23,876,845	37.4%

*	Long-term investments.

10	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

January 31, 2011 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.9%
Financials – 34.7%
Commercial Banks – 15.5%
BOC Hong Kong Holdings Ltd.	210,000	$679,021
China Construction Bank Corp. – Class H	2,293,600	2,029,936
Chongqing Rural Commercial Bank(a)	1,747,000	1,183,093
Hang Seng Bank Ltd.	78,300	1,295,347
Industrial & Commercial Bank of China – Class H	4,608,020	3,448,697
Standard Chartered PLC	48,031	1,249,689

		9,885,783

Diversified Financial Services – 2.0%
Hong Kong Exchanges and Clearing Ltd.	55,000	1,269,421

Insurance – 6.4%
AIA Group Ltd.(a)	485,000	1,331,213
Cathay Financial Holding Co., Ltd.	633,650	1,171,445
China Life Insurance Co., Ltd. – Class H	405,000	1,579,287

		4,081,945

Real Estate Management & Development – 10.8%
Cheung Kong Holdings Ltd.	133,000	2,208,553
China Overseas Land & Investment Ltd.	129,920	246,730
Longfor Properties Co., Ltd.	500,500	746,545
Sun Hung Kai Properties Ltd.	139,000	2,334,172
Wharf Holdings Ltd.	180,000	1,374,565

		6,910,565

		22,147,714

Information Technology – 24.9%
Communications Equipment – 5.3%
AAC Acoustic Technologies Holdings, Inc.	148,000	402,168
BYD Electronic International Co., Ltd.	798,000	532,626
HTC Corp.	38,000	1,277,409
ZTE Corp. – Class H	300,400	1,191,757

		3,403,960

Electronic Equipment, Instruments & Components – 12.3%
Chimei Innolux Corp.(a)	842,000	1,058,006
Chroma ATE, Inc.	486,764	1,500,791
Delta Electronics, Inc.	330,000	1,522,206
Hon Hai Precision Industry Co., Ltd.	381,262	1,626,612
Kingboard Chemical Holdings Ltd.	66,000	376,927
Sintek Photronic Corp.(a)	418,000	326,561
Unimicron Technology Corp.	708,000	1,464,320

		7,875,423

Internet Software & Services – 2.0%
Tencent Holdings Ltd.	49,200	1,278,871

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 5.3%
Advanced Semiconductor Engineering, Inc.	376,000	$466,770
Taiwan Semiconductor Manufacturing Co., Ltd.	1,116,714	2,903,849

		3,370,619

		15,928,873

Consumer Discretionary – 7.6%
Hotels, Restaurants & Leisure – 1.4%
Ajisen China Holdings Ltd.	291,000	445,878
Sands China Ltd.(a)	172,000	426,125

		872,003

Multiline Retail – 0.8%
Springland International Holdings Ltd.(a)	610,000	490,557

Specialty Retail – 5.0%
Belle International Holdings Ltd.	424,000	726,843
L’Occitane Ltd.(a)	244,500	654,748
Man Wah Holdings Ltd.	424,400	668,298
Zhongsheng Group Holdings Ltd.(a)	587,000	1,169,736

		3,219,625

Textiles, Apparel & Luxury Goods – 0.4%
Trinity Ltd.	324,000	294,471

		4,876,656

Materials – 6.8%
Chemicals – 1.9%
Formosa Chemicals & Fibre Corp.	153,000	556,579
Formosa Plastics Corp.	203,000	691,734

		1,248,313

Construction Materials – 0.6%
China Resources Cement Holdings, Ltd.(a)	516,000	391,661

Metals & Mining – 4.3%
Angang Steel Co., Ltd. – Class H	700,000	1,034,231
CITIC Dameng Holdings Ltd.(a)	1,415,000	484,573
Jiangxi Copper Co., Ltd. – Class H	251,000	807,453
Mongolian Mining Corp.(a)	302,000	405,164

		2,731,421

		4,371,395

Energy – 6.8%
Oil, Gas & Consumable Fuels – 6.8%
CNOOC Ltd.	1,687,000	3,759,542
PetroChina Co., Ltd. – Class H	412,000	575,144

		4,334,686

Industrials – 5.3%
Industrial Conglomerates – 0.3%
Beijing Enterprises Holdings Ltd.	39,000	228,193

12	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 1.9%
China Rongsheng Heavy Industry Group Co., Ltd.(a)	1,322,500	$1,204,331

Marine – 3.0%
China Shipping Container Lines Co., Ltd. – Class H(a)	2,760,000	1,281,006
SITC International Holdings Co., Ltd.(a)	988,000	638,674

		1,919,680

Transportation Infrastructure – 0.1%
China Merchants Holdings International Co., Ltd.	8,000	34,621

		3,386,825

Telecommunication Services – 3.9%
Wireless Telecommunication Services – 3.9%
China Mobile Ltd.	250,500	2,463,991

Consumer Staples – 3.5%
Food & Staples Retailing – 0.4%
President Chain Store Corp.	53,000	225,718

Food Products – 3.1%
Besunyen Holdings Co.(a)	1,554,000	468,297
China Mengniu Dairy Co., Ltd.	310,000	867,868
China Yurun Food Group Ltd.	205,000	667,814

		2,003,979

		2,229,697

Utilities – 2.0%
Gas Utilities – 1.0%
Xinao Gas Holdings Ltd.	212,000	634,557

Independent Power Producers & Energy Traders – 1.0%
China Longyuan Power Group Corp.(a)	681,000	613,421

		1,247,978

Health Care – 1.4%
Pharmaceuticals – 1.4%
China Shineway Pharmaceutical Group Ltd.	193,000	488,794
Sihuan Pharmaceutical Holdings Group Ltd.(a)	617,000	421,798

		910,592

Total Common Stocks (cost $42,631,166)		61,898,407

WARRANTS – 0.0%
Information Technology – 0.0%
Kingboard Chemical Holdings Ltd., expiring 10/31/12(a) (cost $545)	7,200	7,277

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.16%(b) (cost $371,829)	371,829	$371,829

Total Investments – 97.5% (cost $43,003,540)		62,277,513
Other assets less liabilities – 2.5%		1,612,517

Net Assets – 100.0%		$63,890,030

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

January 31, 2011 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $42,631,711)	$61,905,684
Affiliated issuers (cost $371,829)	371,829
Foreign currencies, at value (cost $1,120,976)	1,122,065
Receivable for investment securities sold	1,807,687
Receivable for capital stock sold	137,771

Total assets	65,345,036

Liabilities
Payable for investment securities purchased	760,568
Payable for capital stock redeemed	468,383
Advisory fee payable	41,983
Administrative fee payable	32,560
Distribution fee payable	29,446
Transfer Agent fee payable	9,028
Accrued expenses and other liabilities	113,038

Total liabilities	1,455,006

Net Assets	$63,890,030

Composition of Net Assets
Capital stock, at par	$4,586
Additional paid-in capital	42,699,951
Distributions in excess of net investment income	(317,099)
Accumulated net realized gain on investment and foreign currency transactions	2,228,130
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	19,274,462

$63,890,030

Net Asset Value Per Share—12 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$35,689,619	2,480,496	$14.39

B	$9,283,687	708,286	$13.11

C	$13,435,752	1,028,016	$13.07

Advisor	$5,480,972	369,656	$14.83

*	The maximum offering price per share for Class A shares was $15.03, which reflects a sales charge of 4.25% .

See notes to financial statements.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	15

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2011 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $46,669)	$405,817
Affiliated issuers	212	$406,029

Expenses
Advisory fee (see Note B)	242,061
Distribution fee—Class A	54,350
Distribution fee—Class B	50,078
Distribution fee—Class C	68,262
Transfer agency—Class A	37,098
Transfer agency—Class B	12,855
Transfer agency—Class C	15,483
Transfer agency—Advisor Class	4,730
Custodian	50,368
Administrative	44,637
Audit	29,539
Registration fees	29,130
Legal	28,698
Printing	21,735
Directors’ fees	12,159
Miscellaneous	11,666

Total expenses		712,849

Net investment loss		(306,820)

Realized and Unrealized Gain on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		5,136,126
Foreign currency transactions		28,122
Net change in unrealized appreciation/ depreciation of:
Investments		2,909,944
Foreign currency denominated assets and liabilities		248

Net gain on investment and foreign currency transactions		8,074,440

Net Increase in Net Assets from Operations		$7,767,620

See notes to financial statements.

16	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2011 (unaudited)		Year Ended July 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(306,820)		$(128,103)
Net realized gain on investment and foreign currency transactions	5,164,248		19,171,736
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	2,910,192		(15,431,077)

Net increase in net assets from operations	7,767,620		3,612,556
Dividends and Distributions to Shareholders from
Net investment income
Class A	– 0	–	(304,414)
Class B	– 0	–	(37,552)
Class C	– 0	–	(48,562)
Advisor Class	– 0	–	(44,194)
Net realized gain on investment and foreign currency transactions
Class A	(1,637,463)		– 0	–
Class B	(496,629)		– 0	–
Class C	(666,687)		– 0	–
Advisor Class	(202,492)		– 0	–
Capital Stock Transactions
Net decrease	(624,479)		(56,069,660)

Total increase (decrease)	4,139,870		(52,891,826)
Net Assets
Beginning of period	59,750,160		112,641,986

End of period (including distributions in excess of net investment income of $(317,099) and $(10,279), respectively)	$63,890,030		$59,750,160

See notes to financial statements.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	17

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

January 31, 2011 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Greater China ‘97 Fund, Inc. (the “Fund”) was organized as a Maryland corporation on April 30, 1997 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, if any. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities

18	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	19

Notes to Financial Statements

that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of January 31, 2011:

Investments in Securities	Level 1		Level 2		Level 3			Total
Common Stocks:
Financials	$2,514,305		$19,633,409			$–0	–	$22,147,714
Information Technology	– 0	–	15,928,873			– 0	–	15,928,873
Consumer Discretionary	490,557		4,386,099			– 0	–	4,876,656
Materials	889,737		3,481,658			– 0	–	4,371,395
Energy	– 0	–	4,334,686			– 0	–	4,334,686
Industrials	1,843,006		1,543,819			– 0	–	3,386,825
Telecommunication Services	– 0	–	2,463,991			– 0	–	2,463,991
Consumer Staples	468,297		1,761,400			– 0	–	2,229,697
Utilities	– 0	–	1,247,978			– 0	–	1,247,978
Health Care	421,798		488,794			– 0	–	910,592
Warrants	7,277		– 0	–		– 0	–	7,277
Short-Term Investments	371,829		– 0	–		– 0	–	371,829

Total Investments in Securities	7,006,806		55,270,707	†		– 0	–	62,277,513
Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total	$7,006,806		$55,270,707		$	– 0	–	$62,277,513

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

†	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean

20	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Notes to Financial Statements

of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	21

Notes to Financial Statements

which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser had agreed to waive its fee and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.50%, 3.20%, 3.20% and 2.20% of the daily average net assets of Class A, Class B, Class C and Advisor Class shares, respectively (the “Expense Caps”). The Expense Caps will expire on July 31, 2011 and then may be extended by the Adviser for additional one year terms. For the six months ended January 31, 2011, there was no such reimbursement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended January 31, 2011, such fee amounted to $44,637.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $35,902 for the six months ended January 31, 2011.

For the six months ended January 31, 2011, there was no reduction to the expenses of Class A, Class B, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distrib-

22	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Notes to Financial Statements

utor has advised the Fund that it has retained front-end sales charges of $897 from the sale of Class A shares and received $49, $7,699 and $396 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2011.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended January 31, 2011 is as follows:

Market Value July 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value January 31, 2011 (000)	Dividend Income (000)
$ 242	$6,057	$5,927	$372	$0	*

*	Amount is less than $500.

Brokerage commissions paid on investment transactions for the six months ended January 31, 2011 amounted to $93,067, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class B and Class C shares. There are no distribution and servicing fees on Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $2,118,293 and $1,462,928 for Class B and Class C shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	23

Notes to Financial Statements

Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2011, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$24,060,270		$29,909,996
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding forward currency transactions) are as follows:

Gross unrealized appreciation	$20,005,717
Gross unrealized depreciation	(731,744)

Net unrealized appreciation	$19,273,973

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”. The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions.”

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may

24	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Notes to Financial Statements

arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

The Fund did not engage in derivative transactions for the six months ended January 31, 2011.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended January 31, 2011 (unaudited)	Year Ended July 31, 2010	Six Months Ended January 31, 2011 (unaudited)	Year Ended July 31, 2010

Class A
Shares sold	180,020	884,238	$2,619,538	$11,382,758

Shares issued in reinvestment of dividends and distributions	105,256	20,513	1,518,839	276,520

Shares converted from Class B	38,564	80,645	505,444	1,024,877

Shares redeemed	(337,442)	(4,908,266)	(4,874,705)	(61,602,035)

Net decrease	(13,602)	(3,922,870)	$(230,885)	$(48,917,880)

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	25

Notes to Financial Statements

	Shares		Amount
	Six Months Ended January 31, 2011 (unaudited)	Year Ended July 31, 2010	Six Months Ended January 31, 2011 (unaudited)	Year Ended July 31, 2010

Class B
Shares sold	18,046	86,130	$242,463	$1,029,536

Shares issued in reinvestment of dividends and distributions	34,895	2,817	459,575	35,037

Shares converted to Class A	(41,011)	(87,635)	(505,444)	(1,024,877)

Shares redeemed	(88,359)	(256,350)	(1,191,264)	(3,016,262)

Net decrease	(76,429)	(255,038)	$(994,670)	$(2,976,566)

Class C
Shares sold	43,172	143,041	$565,969	$1,693,314

Shares issued in reinvestment of dividends and distributions	47,698	3,574	626,273	44,320

Shares redeemed	(129,094)	(489,469)	(1,688,025)	(5,735,182)

Net decrease	(38,224)	(342,854)	$(495,783)	$(3,997,548)

Advisor Class
Shares sold	115,790	169,415	$1,727,521	$2,267,051

Shares issued in reinvestment of dividends and distributions	12,184	2,945	181,044	40,692

Shares redeemed	(55,030)	(185,268)	(811,706)	(2,485,409)

Net increase (decrease)	72,944	(12,908)	$1,096,859	$(177,666)

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

The Fund has invested approximately 50% of its net assets in China equity securities. Political, social or economic changes in this market may have a greater impact on the value of the Fund’s portfolio due to this concentration.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign

26	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Notes to Financial Statements

currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2011.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	27

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending July 31, 2011 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended July 31, 2010 and July 31, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$417,417	$370,309
Long-term capital gains	17,305	15,320,919

Total distributions paid	$434,722	$15,691,228

As of July 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other gains	$814,370	(a)
Unrealized appreciation/(depreciation)	15,606,774	(b)

Total accumulated earnings/(deficit)	$16,421,144

(a)

During the year ended July 31, 2010, the Fund utilized $8,476,193 of capital loss carryforward to offset current year net realized capital gains. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended July 31, 2010, the Fund deferred to August 1, 2010 post-October currency losses of $10,279.

(b)	The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to the tax deferral of losses on wash sales.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

28	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended January 31, 2011 (unaudited)		Year Ended July 31,
			2010		2009	2008		2007		2006

Net asset value, beginning of period	$ 13.29		$ 12.54		$ 21.04	$ 25.78		$ 16.19		$ 13.16

Income From Investment Operations
Net investment income (loss)(a)	(.05)		.02		.10	.15	(b)	.04	(b)	.12	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.82		.84		(4.60)	(3.00)		10.72		2.98

Net increase (decrease) in net asset value from operations	1.77		.86		(4.50)	(2.85)		10.76		3.10

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.11)		(.14)	(.09)		(.10)		(.06)
Distributions from net realized gain on investment and foreign currency transactions	(.67)		– 0	–	(3.86)	(1.80)		(1.07)		(.01)

Total dividends and distributions	(.67)		(.11)		(4.00)	(1.89)		(1.17)		(.07)

Net asset value, end of period	$ 14.39		$ 13.29		$ 12.54	$ 21.04		$ 25.78		$ 16.19

Total Return
Total investment return based on net asset value(c)	13.27%		6.82%		(11.92)%	(13.00)%		69.53%		23.79%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$35,690		$33,146		$80,444	$46,250		$62,614		$26,050
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.96	%(d)(e)	1.88	%(d)	2.02%	1.61%		1.63%		2.02	%(d)
Expenses, before waivers/reimbursements	1.96	%(d)(e)	1.88	%(d)	2.02%	1.64%		1.71%		2.17	%(d)
Net investment income (loss)	(.71	)%(d)(e)	.13	%(d)	.95%	.57	%(b)	.19	%(b)	.85	%(b)(d)
Portfolio turnover rate	39%		86%		105%	46%		43%		48%

See footnote summary on page 33.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	29

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended January 31, 2011 (unaudited)	Year Ended July 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 12.20	$ 11.54	$ 19.78	$ 24.43	$ 15.41	$ 12.56

Income From Investment Operations
Net investment loss(a)	(.09)	(.10)	(.06)	(.04	) (b)	(.11	) (b)	– 0	–(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.67	.80	(4.32)	(2.81)	10.20	2.86

Net increase (decrease) in net asset value from operations	1.58	.70	(4.38)	(2.85)	10.09	2.86

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.04)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(.67)	– 0	–	(3.86)	(1.80)	(1.07)	(.01)

Total dividends and distributions	(.67)	(.04)	(3.86)	(1.80)	(1.07)	(.01)

Net asset value, end of period	$ 13.11	$ 12.20	$ 11.54	$ 19.78	$ 24.43	$ 15.41

Total Return
Total investment return based on net asset value(c)	12.88%	6.04%	(12.59)%	(13.66)%	68.40%	22.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,284	$9,577	$12,000	$18,382	$26,697	$16,697
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.71	%(d)(e)	2.67	%(d)	2.92%	2.32%	2.36%	2.79	%(d)
Expenses, before waivers/reimbursements	2.71	%(d)(e)	2.67	%(d)	2.92%	2.36%	2.45%	2.94	%(d)
Net investment loss	(1.42	)%(d)(e)	(.82	)%(d)	(.55)%	(.16	)%(b)	(.54	)%(b)	(.02	)%(b)(d)
Portfolio turnover rate	39%	86%	105%	46%	43%	48%

See footnote summary on page 33.

30	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended January 31, 2011 (unaudited)	Year Ended July 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 12.17	$ 11.50	$ 19.73	$ 24.37	$ 15.38	$ 12.53

Income From Investment Operations
Net investment loss(a)	(0.09)	(.09)	(.05)	(.03	)(b)	(.10	)(b)	– 0 –	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.66	.80	(4.32)	(2.81)	10.16	2.86

Net increase (decrease) in net asset value from operations	1.57	.71	(4.37)	(2.84)	10.06	2.86

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.04)	– 0	–	–0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(.67)	– 0	–	(3.86)	(1.80)	(1.07)	(.01)

Total dividends and distributions	(.67)	(.04)	(3.86)	(1.80)	(1.07)	(.01)

Net asset value, end of period	$ 13.07	$ 12.17	$ 11.50	$ 19.73	$ 24.37	$ 15.38

Total Return
Total investment return based on net asset value(c)	12.83%	6.15%	(12.56)%	(13.66)%	68.34%	22.89%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,436	$12,975	$16,211	$25,388	$31,363	$15,266
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.68	%(d)(e)	2.64	%(d)	2.88%	2.32%	2.34%	2.75	%(d)
Expenses, before waivers/reimbursements	2.68	%(d)(e)	2.64	%(d)	2.88%	2.35%	2.42%	2.91	%(d)
Net investment income (loss)	(1.41	)%(d)(e)	(.76	)%(d)	(.51)%	(.14	)%(b)	(.50	)%(b)	.02	%(b)(d)
Portfolio turnover rate	39%	86%	105%	46%	43%	48%

See footnote summary on page 33.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	31

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended January 31, 2011 (unaudited)		Year Ended July 31,
			2010		2009	2008		2007		2006

Net asset value, beginning of period	$ 13.66		$ 12.88		$ 21.54	$ 26.36		$ 16.52		$ 13.43

Income From Investment Operations
Net investment income (loss)(a)	(.03)		.05		.04	.23	(b)	.07	(b)	.22	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.87		.88		(4.60)	(3.09)		10.98		2.98

Net increase (decrease) in net asset value from operations	1.84		.93		(4.56)	(2.86)		11.05		3.20

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.15)		(.24)	(.16)		(.14)		(.10)
Distributions from net realized gain on investment and foreign currency transactions	(.67)		– 0	–	(3.86)	(1.80)		(1.07)		(.01)

Total dividends and distributions	(.67)		(.15)		(4.10)	(1.96)		(1.21)		(.11)

Net asset value, end of period	$ 14.83		$ 13.66		$ 12.88	$ 21.54		$ 26.36		$ 16.52

Total Return
Total investment return based on net asset value(c)	13.42%		7.18%		(11.65)%	(12.82)%		70.01%		24.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,481		$4,052		$3,987	$7,100		$10,013		$4,134
Ratio to average net assets of:
Expenses, net of waivers/reimbursements .	1.67	%(d)(e)	1.63	%(d)	1.87%	1.31%		1.32%		1.74	%(d)
Expenses, before waivers/reimbursements .	1.67	%(d)(e)	1.63	%(d)	1.87%	1.34%		1.40%		1.90	%(d)
Net investment income (loss)	(.47	)%(d)(e)	.37	%(d)	.39%	.85	%(b)	.35	%(b)	1.54	%(b)(d)
Portfolio turnover rate	39%		86%		105%	46%		43%		48%

See footnote summary on page 33.

32	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Annualized.

See notes to financial statements.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	33

Financial Highlights

RESULTS OF STOCKHOLDERS MEETING

(unaudited)

The Annual Meeting of Stockholders of the AllianceBernstein Greater China ‘97 Fund, Inc. (the “Fund”) was held on November 5, 2010, and adjourned until December 16, 2010 and January 5, 2011. At the December 16, 2010 Meeting, with respect to the first item of business, the election of Directors for the Fund, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the January 5, 2011 Meeting, with respect to the fourth item of business, to amend and restate the Fund’s Charter, with respect to the fifth item of business, changes to the fundamental policy regarding commodities, and with respect to the sixth item of business, to reclassify the fundamental investment objective of the Fund as non-fundamental, an insufficient number of required outstanding shares were voted in favor of the proposals and, therefore the proposals were not approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund’s proxy statement):

	Voted For	Withheld Authority
1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

John H. Dobkin	2,629,756	182,823
Michael J. Downey	2,630,365	182,214
William H. Foulk, Jr.	2,630,364	182,215
D. James Guzy	2,630,164	182,415
Nancy P. Jacklin	2,633,531	179,048
Robert M. Keith	2,631,915	180,664
Garry L. Moody	2,631,915	180,664
Marshall C. Turner, Jr.	2,630,165	182,414
Earl D. Weiner	2,630,170	182,414

	Voted For	Voted Against	Abstained	Broker Non-Votes
4. Approve the amendment and restatement of the Fund’s Charter, which will repeal in its entirety all of the currently existing charter provisions and substitute in lieu thereof the new provisions set forth in the Form of Articles of Amendment and Restatement attached to the Proxy Statement as Appendix C.	1,755,086	112,615	133.466	954,641

5. Approve the amendment of the Fund’s fundamental policy regarding commodities.	1,786,825	112,750	101,592	954,641

6. Approve the reclassification of the Fund’s fundamental investment objective as non-fundamental.	1,754,083	125,258	121,826	954,641

34	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

Results of Stockholders Meeting

BOARD OF DIRECTORS

William H. Foulk, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Stephen M. Beinhacker(2) , Vice President

Richard Chow(2), Vice President

Vernon K. Yu(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen Woetzel, Controller

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Hong Kong/China Portfolio Oversight Group. Mr. Stephen M. Beinhacker, Mr. Richard Chow and Mr. Vernon K. Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	35

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Greater China ‘97 Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Directors on May 4-6, 2010.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

36	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/10 ($MIL)	Fund
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$66.8	Greater China ‘97 Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $97,668 (0.15% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratio to the amount set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that the Fund was operating below its expense cap as of its most recent semi-annual period; accordingly, the expense limitation undertaking of the Fund was of no effect. Set forth below are the gross expense ratios of the Fund for the most recent semi-annual period:4

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio (as of 01/31/10)[5]		Fiscal Year End
Greater China ‘97 Fund, Inc.	Advisor Class A Class B Class C	2.20 2.50 3.20 3.20	% % % %	1.57 1.79 2.62 2.59	% % % %	July 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	Semi-annual total expense ratios are unaudited.

5	Annualized.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	37

to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are entitled to be reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee

6	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section §36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

38	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2010 net assets:7

Fund	Net Assets 03/31/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Greater China ‘97 Fund, Inc.	$66.8	India Growth & Greater China Growth 100 bp on 1st $25 million 90 bp on next $25 million 75 bp on the balance Minimum Account Size: $25 m	0.900%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Greater China Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund. It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

Fund	Fee
Greater China Portfolio
Class A	2.00%
Class I (Institutional)	1.20%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the Fund’s ranking with respect to the proposed

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	39

management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Fund.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee[11]	Lipper Exp. Group Median (%)	Rank
Greater China ‘97 Fund, Inc.	0.750	1.125	1/8

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009,

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.
11	The contractual management fee would not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expanse caps that would effectively reduce the actual effective management fee.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

40	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.13

Fund	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Greater China ‘97 Fund, Inc.	2.021	1.936	6/8	1.940	9/13

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates

13	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

14	Most recently completed fiscal year end Class A total expense ratio.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	41

provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments). During the Fund’s most recently completed fiscal year, ABI received from the Fund $3,930, $357,099 and $36,235 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $105,579 in fees from the Fund.15

The Fund may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the Fund’s most recently completed fiscal year, the Fund did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from any future business conducted with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

15	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $365 under the offset agreement between the Fund and ABIS.

42	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

17	The Deli study was originally published in 2002 based on 1997 data.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	43

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Fund20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended January 31, 2010.22

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	57.52	60.82	62.19	8/8	14/15
3 year	-1.54	4.55	4.57	8/8	11/11
5 year	11.68	15.10	15.69	4/4	6/6
10 year	6.94	6.94	9.05	2/3	3/4

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)23 versus its benchmark.24 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending January 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Greater China ‘97 Fund, Inc.	57.52	-1.52	11.68	6.94	6.44	27.40	0.44	5
MSCI Golden Dragon Index (Net)	65.20	2.99	11.06	N/A	N/A	26.54	0.42	5
Inception Date: September 3, 1997

20	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

21	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

22	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

24	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2010.

25	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

44	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	45

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Equity Income Fund*

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Unconstrained Bond Fund*

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund

Alternatives

Real-Asset Strategy*

Market Neutral Strategy-Global

Market Neutral Strategy-U.S

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund. Prior to August 31, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy. Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

46	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND •	47

NOTES

48	• ALLIANCEBERNSTEIN GREATER CHINA ‘97 FUND

ALLIANCEBERNSTEIN GREATER CHINA ’97 FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GC-0152-0111

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Greater China ‘97 Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	March 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	March 25, 2011

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	March 25, 2011